EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Phoenix Insight Funds Trust
File Number: 811-7447
Registrant CIK Number: 0001003859

Sub-Item 77Q3

Because the electronic format for filing Form NSAR does not provide adequate space for responding to Items 74U1, 74U2, 74V1, and 74V2 correctly, the correct answers are as follows:

Series 1

72DD1/72DD2
Class A  44, Class C 2, Class I 4446

73A1/73A2
Class A $0.236, Class C $0.199, Class I $ 0.248

74U1/74U2
Class A 164, Class C 11, Class I 16884

74V1/74V2
    Class A $ 9.64, Class C $ 9.65, Class I $ 9.65


Series 2

72DD1/72DD2
Class A  326, Class C 3, Class I 3652

73A1/73A2
Class A $0.202, Class C $0.161, Class I $ 0.215

74U1/74U2
Class A 1644, Class C 22, Class I 16231

74V1/74V2
   Class A $ 10.72, Class C $ 10.72, Class I $ 10.72


Series 3

72DD1/72DD2
Class A  1452, Class C 3, Class I 1579

73A1/73A2
Class A $0.203, Class C $0.164, Class I $ 0.216

74U1/74U2
Class A 6863, Class C 20,  Class I 7102

74V1/74V2
   Class A $ 10.28, Class C $ 10.28, Class I $ 10.28


Series 5

72DD1/72DD2
Class A  29, Class C 0, Class I 562

73A1/73A2
Class A $0.060, Class C $0.00, Class I $ 0.088

74U1/74U2
Class A 495, Class C 12,  Class I 6438

74V1/74V2
   Class A $ 22.33, Class C $ 22.26, Class I $ 22.66


Series 6

72DD1/72DD2
Class A  0, Class C 0, Class I 0

73A1/73A2
Class A $0.00, Class C $0.00, Class I $ 0.00

74U1/74U2
Class A 3674, Class C 20,  Class I 13095

74V1/74V2
   Class A $ 18.90, Class C $ 18.74, Class I $ 19.74


Series 9

72DD1/72DD2
Class A  123, Class C 2, Class I 818

73A1/73A2
Class A $0.150, Class C $0.091, Class I $ 0.169

74U1/74U2
Class A 809, Class C 28,  Class I 4822

74V1/74V2
 Class A $ 15.57, Class C $ 15.57, Class I $ 15.61


Series 11

72DD1/72DD2
Class A  0, Class C 0, Class I 0

73A1/73A2
Class A $0.00, Class C $0.00, Class I $ 0.00

74U1/74U2
Class A 1504, Class C 5,  Class I 4809

74V1/74V2
 Class A $ 42.62, Class C $ 42.28, Class I $ 43.15


Series 13

72DD1/72DD2
Class A  46, Class C 2, Class I 1335

73A1/73A2
Class A $0.084, Class C $0.084, Class I $ 0.084

74U1/74U2
Class A 744, Class C 29,  Class I 20309

74V1/74V2
 Class A $ 10.10, Class C $ 10.04, Class I $ 10.34


Series 15

72DD1/72DD2
Class A  22000, Class I 66537, Exchange Class  10834

73A1/73A2
Class A $0.024, Class I $ 0.026, Exchange Class $0.026

74U1/74U2
Class A 916999, Class I 2571165, Exchange Class 464240

74V1/74V2
 Class A $ 1.00, Class I $ 1.00,  Exchange Class $ 1.00


Series 17

72DD1/72DD2
Class A  112, Class C 0, Class I 1695

73A1/73A2
Class A $0.073, Class C $0.012, Class I $ 0.092

74U1/74U2
Class A 1534, Class C 19,  Class I 18752

74V1/74V2
 Class A $ 15.85, Class C $ 15.84, Class I $ 15.73


Series 18

72DD1/72DD2
Class A  109, Class C 3, Class I 4977

73A1/73A2
Class A $0.200, Class C $0.163, Class I $ 0.212

74U1/74U2
Class A 475, Class C 19,  Class I 22456

74V1/74V2
 Class A $ 9.94, Class C $ 9.94, Class I $ 9.95


Series 21

72DD1/72DD2
Class A  0,  Class C 0, Class I 0

73A1/73A2
Class A $0.00, Class C $0.00, Class I $ 0.00

74U1/74U2
Class A 11, Class C 10,  Class I 1914

74V1/74V2
 Class A $ 14.90, Class C $ 14.80, Class I $ 14.95


Series 22

72DD1/72DD2
Class A  193, Class C 4, Class I 2277

73A1/73A2
Class A $0.424, Class C $0.377, Class I $ 0.439

74U1/74U2
Class A 459, Class C 11,  Class I 4186

74V1/74V2
 Class A $ 12.38, Class C $ 12.39, Class I $ 12.38